Exhibit 99.1

THE WENDY’S COMPANY NAMES PETE SUERKEN PRESIDENT, U.S.

DUBLIN, Ohio, July 22, 2025/PRNewswire/ — The Wendy’s Company (Nasdaq: WEN) announced the appointment of Pete Suerken as President, U.S., effective today. He will report to interim Chief Executive Officer Ken Cook and serve on the Wendy’s® Senior Leadership Team. Suerken will succeed Abigail Pringle, who has served as President, U.S. since 2024 and will depart the Company in the coming weeks to pursue other opportunities after a transition period with Suerken.

Suerken has served as President and CEO of Wendy’s Quality Supply Chain Co-op (“QSCC”), the independent purchasing cooperative for the Wendy’s system, since 2021. QSCC works closely with Company operators and franchisees, leading supply chain and distribution activities for Wendy’s restaurants around the globe. He has a proven track record of transforming operations, building profitability and leading innovation, spanning more than two decades in the food, beverage and restaurant industries. Prior to joining QSCC, Pete served as president of Resin Technology Inc. (RTI), a leading packaging and materials provider. Prior to his time at RTI, Pete spent 13 years at Restaurant Supply Chain Solutions (RSCS), the co-op of Yum! Brands.

“Delivering exceptional customer experiences, increasing restaurant-level profitability and accelerating growth are crucial priorities for our U.S. business,” said interim Chief Executive Officer Ken Cook. “I am confident Pete will lead our business with operational excellence and intensity, helping us achieve our long-term strategic priorities to create value for our franchisees, employees, and shareholders.”

Cook continued, “I want to thank Abigail Pringle for her 23 years of commitment to our brand. She has helped strengthen our system and modernize our restaurants. Abigail has been a key leader of restaurant development at Wendy’s, including our Image Activation journey and creation of the modern restaurant image for the brand. She transformed our International business and put a solid structure in place to optimize restaurant performance in the U.S. We are grateful for her many contributions to our company, employees and franchisees.”

“The opportunity to lead the U.S. business for this iconic brand is exciting and humbling,” said Pete Suerken. “I have had the privilege to serve our franchisees and Company operators as CEO of QSCC for the past five years and now look forward to working with them as President, U.S. to drive profitable growth for our restaurants while continuing to build a high-performance culture and best-in-class customer experience.”

The Company will release its second quarter results on August 8, 2025 as previously announced.

Forward-Looking Statements

This release contains certain statements that are not historical facts, including statements regarding our anticipated future performance and growth and achievement of our long-term strategic priorities. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The forward-looking statements are based on our expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These factors include, but are not limited to, the factors identified in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find a loving, forever home for every child waiting to be adopted from the North American foster care system. Today, Wendy’s and its franchisees employ hundreds of thousands of people across over 7,000 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising.

Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on X and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

*Fresh beef available in the contiguous U.S., Alaska, and Canada.

Media Contact:

Heidi Schauer

Vice President – Communications, Public Affairs & Customer Care

(614) 764-3368; heidi.schauer@wendys.com

Investor Contact:

Aaron Broholm

Head of Investor Relations

(614) 764-3345; aaron.broholm@wendys.com